EXHIBIT 10.8

WAIVER AND FIRST AMENDMENT TO 2004 NOTES AND WARRANTS

WAIVER AND FIRST AMENDMENT TO 2004 NOTES AND WARRANTS

THIS WAIVER AND FIRST AMENDMENT TO 2004 NOTES AND WARRANTS (this “Amendment”) is entered into as of May 31, 2005, by and among Galaxy Energy Corporation, a Colorado corporation (the “Company”), and the investors listed on the Schedule of Securities Holders attached hereto (collectively, the “Securities Holders”).

W I T N E S S E T H:

WHEREAS, the Company and the Securities Holders entered into that certain Securities Purchase Agreement (the “2004 Purchase Agreement”), dated as of August 19, 2004, pursuant to which the Company issued to the Securities Holders senior secured convertible notes (the “Initial Notes”), dated August 19, 2004, in an aggregate principal amount of $15,000,000 and warrants (together with any warrants or other securities issued in exchange or substitution thereof or replacement thereof (including any additional warrants issued pursuant to the terms thereof) and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the “2004 Warrants”), dated August 19, 2004, to purchase an aggregate of 5,194,806 shares (subject to adjustment as provided therein) of the common stock, par value $.001 per share (the “Common Stock”), of the Company, and subsequently issued to the Securities Holders senior secured convertible notes (the “Additional Notes” and, collectively with the Initial Notes, the “2004 Notes”), dated October 27, 2004, in an initial aggregate principal amount of $5,000,000;

WHEREAS, the Company and certain investors (the “Investors”), have entered into that certain Securities Purchase Agreement (as in effect on the date hereof, the “March 2005 Purchase Agreement”), dated as of March 1, 2005, pursuant to which the Company issued to the Investors senior subordinated convertible notes (as outstanding and in effect on the date hereof, the “March 2005 Notes” the shares of Common Stock issuable upon conversion of the 2004 Notes or the March 2005 Notes, being referred to herein as the “March 2005 Conversion Shares"), dated March 1, 2005, in an aggregate principal amount of $7,695,000, and warrants (as outstanding and in effect on the date hereof, the “March 2005 Warrants” the shares of Common Stock issuable upon exercise of the Warrants being referred to herein as the “March 2005 Warrant Shares”), dated March 1, 2005, to purchase an aggregate of 1,637,234 shares of Common Stock (subject to adjustment as provided therein);

WHEREAS, the Company and certain named investors (all of which are Securities Holders or affiliates thereof) (the “2005 Buyers”) desire to enter into a Securities Purchase Agreement, dated as of May 31, 2005 (the “May Purchase Agreement”), pursuant to which the 2005 Buyers will acquire senior secured convertible notes in an aggregate principal amount of $10,000,000 (as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the “May 2005 Notes”) and, under certain circumstances and based upon conditions set forth in the May Purchase Agreement or the May 2005 Notes, the Company will issue to the 2005 Buyers warrants to purchase shares of Common Stock (together with any warrants or other securities issued in exchange or substitution thereof or replacement thereof and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the “May 2005 Warrants”); and

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WHEREAS, the Company and the Securities Holders hereby agree to (a) waive certain “anti-dilution” adjustments that the Securities Holders may be entitled as a result of the issuance of the March 2005 Notes, the March 2005 Warrants, the May 2005 Notes or the May 2005 Warrants and (b) amend the 2004 Notes and the 2004 Warrants, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

1.             Waiver of Anti-Dilution Adjustments and Restrictions on Indebtedness. Each of the Securities Holders hereby agrees to waive, as of the Closing (as defined in the May Purchase Agreement):

(a)           (i) any reduction in the Conversion Price (as defined in the 2004 Notes) of any of the 2004 Notes or any increase in the number of shares of Common Stock into which any of the 2004 Notes are convertible, pursuant to Section 2(f) of any of the 2004 Notes, that would have resulted from the Company’s issuance of the March 2005 Notes, the March 2005 Warrants, the May 2005 Notes or the May 2005 Warrants (provided that the conversion prices or exercise prices thereof are not reduced, adjusted or otherwise modified and the number of shares issuable upon conversion or exercise thereof is not increased after the date of issuance thereof), and (ii) any prohibitions, restrictions or limitations on the issuance of the May 2005 Notes or the incurrence of Indebtedness (as defined in the 2004 Notes) by the Company or any of its Subsidiaries (as defined in the 2004 Purchase Agreement) thereunder or in connection therewith, pursuant to Section 11 of any of the 2004 Notes;

(b)           any reductions in the Exercise Price (as defined in the 2004 Warrants) of any of the 2004 Warrants or any increase in the number of shares of Common Stock for which any of the 2004 Warrants are exercisable, pursuant to Section 9 of any of the 2004 Warrants, that would have resulted from Company’s issuance of the March 2005 Notes, the March 2005 Warrants, the May 2005 Notes or the May 2005 Warrants (provided that the conversion prices or exercise prices thereof are not reduced, adjusted or otherwise modified and the number of shares of Common Stock issuable upon conversion or exercise thereof is not increased after the date of issuance thereof); and

(c)           any prohibitions, restrictions or limitations on the issuance of the May 2005 Notes or the incurrence of Indebtedness by the Company or any of its Subsidiaries thereunder or in connection therewith, pursuant to Section 4(n) of the 2004 Purchase Agreement.

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2.             No Other Waiver. The limited waiver set forth in Section 1 above is not, and shall not be deemed to be, a waiver of the provisions of Section 2(f) of the 2004 Notes, Section 9 of the 2004 Warrants and Section 4(n) of the 2004 Purchase Agreement except and only to the extent expressly provided in Section 1 hereof, nor a waiver of any other conditions, requirements or provisions of any of the 2004 Notes, the 2004 Warrants, the 2004 Purchase Agreement or any other agreement or instrument.

3.	Amendments to the Notes.

(a)           The parties hereto hereby agree that, as of the Closing, Section 2(f)(i)(F)(IV) of each of the 2004 Notes shall be amended to read in its entirety as follows:

(IV) “Exempted Issuances” shall mean: (A) Shares issued or deemed to have been issued by the Company pursuant to an Approved Stock Plan; (B) Shares issued or deemed to have been issued upon the conversion, exchange or exercise of any Option or Convertible Security outstanding on the date prior to the Issuance Date and set forth in Schedule 3(c) to the Securities Purchase Agreement, provided that the terms of such Option or Convertible Security are not amended or otherwise modified on or after the date of the Securities Purchase Agreement, and provided that the conversion price, exchange price, exercise price or other purchase price is not reduced, adjusted or otherwise modified and the number of Shares issued or issuable is not increased (whether by operation of, or in accordance with, the relevant governing documents or otherwise) on or after the date of the Securities Purchase Agreement; (C) Shares issued or deemed to have been issued pursuant to a Qualifying Issuance (as defined below), provided that the terms of the securities included in such Qualifying Issuance are not amended or otherwise modified on or after the date such Qualifying Issuance is consummated and provided that the conversion price, exchange price, exercise price or other purchase price is not reduced, adjusted or otherwise modified and the number of Shares issued or issuable is not increased (whether by operation of, or in accordance with, the relevant governing documents or otherwise) on or after the date such Qualifying Issuance is consummated; and (D) Shares issued or deemed to have been issued by the Company upon (i) conversion of the Notes or (ii) exercise of the Warrants, (iii) issuance or conversion of the senior secured convertible notes in an aggregate principal amount of $10,000,000 (as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the “May 2005 Notes”), dated May 31, 2005, sold by the Company, pursuant to a Securities Purchase Agreement (as the same may be amended, restated, modified, or supplemented and in effect from time to time, the “May 2005 Agreement”), dated as of May 31, 2005, by and among the Company and the investors set forth therein (the “May 2005 Investors”), or (iv) issuance or exercise of any warrants (together with any warrants or other securities issued in exchange or substitution thereof or replacement thereof, and as any of the same may be amended, restated, modified, or supplemented and in effect from time to time) issued pursuant to the terms of the May 2005 Notes or the May 2005 Agreement.

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(b)           The parties hereto hereby agree that, as of the Closing, Section 2(f)(i)(F) of each of the 2004 Notes shall be amended by adding the following at the end thereof as Section 2(f)(i)(F)(VI):

“Qualifying Issuance” shall mean the issuance by the Company of Shares, Convertible Securities or Options, or any combination thereof (other than the issuances set forth in the Securities Purchase Agreement (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “May 2005 Agreement”), dated as of May 31, 2005, by and among the Company and the investors set forth therein (the “May 2005 Investors”)), (A) which is consummated after May 31, 2005 and prior to January 1, 2006, (B) which is for gross proceeds, which, when added to the gross proceeds from all prior or concurrent Qualifying Issuances, does not exceed $20,000,000 in the aggregate, (C) which includes the issuance, or deemed issuance of Shares (each as determined through the application of subsections (A), (B), (C), (D), (E) and (F) of Section 2(f)(i)), at a net price per share of not less than $1.55 (subject to adjustment for stock splits, stock dividends, stock combination and other similar transactions after May 31, 2005), (D) which does not include securities which have or may have a Variable Price (as defined in Section 2(f)(iii)), provided that, for purposes of this definition of “Qualifying Issuance,” a Variable Price shall not include customary anti-dilution provisions no more favorable to the holders of such securities than those contained in this Section 2(f)(i), (E) the proceeds of which are used by the Company solely for the drilling and production of the Company’s and its Subsidiaries’ hydrocarbon properties in which the May 2005 Investors were granted overriding royalty interests pursuant to the Conveyances of Overriding Royalty Interests (the “Conveyances of Overriding Royalty Interest”), dated as of May 31, 2005, from the Company and its Subsidiaries to the May 2005 Investors, (F) at a time at which the Conveyances of Overriding Royalty Interest are in full force and effect, and the Company and its Subsidiaries are in compliance with, and have not breached, the Conveyances of Overriding Royalty Interest, and (G) subsequent to which the Company fully complies with its obligations under Section 4(f) of the May 2005 Agreement.

4.             Amendments to the Warrants. The parties hereto hereby agree that, as of the Closing, Section 9(a) of each of the 2004 Warrants shall be hereby amended to read in its entirety as follows:

(a) Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Warrant Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding Exempted Issuances (as defined below)), for a consideration per share less than a price equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale (the "Applicable Price"), then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price

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pursuant to the immediately preceding sentence, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment. For purposes of this Warrant “Exempted Issuances” shall mean: (A) Shares issued or deemed to have been issued by the Company pursuant to an Approved Stock Plan; (B) Shares issued or deemed to have been issued upon the conversion, exchange or exercise of any Option or Convertible Security outstanding on the date prior to the Issuance Date and set forth in Schedule 3(c) to the Securities Purchase Agreement, provided that the terms of such Option or Convertible Security are not amended or otherwise modified on or after the date of the Securities Purchase Agreement, and provided that the conversion price, exchange price, exercise price or other purchase price is not reduced, adjusted or otherwise modified and the number of Shares issued or issuable is not increased (whether by operation of, or in accordance with, the relevant governing documents or otherwise) on or after the date of the Securities Purchase Agreement; (C) Shares issued or deemed to have been issued pursuant to a Qualifying Issuance (as defined below), provided that the terms of the securities included in such Qualifying Issuance are not amended or otherwise modified on or after the date such Qualifying Issuance is consummated and provided that the conversion price, exchange price, exercise price or other purchase price is not reduced, adjusted or otherwise modified and the number of Shares issued or issuable is not increased (whether by operation of, or in accordance with, the relevant governing documents or otherwise) on or after the date such Qualifying Issuance is consummated; and (D) Shares issued or deemed to have been issued by the Company upon (i) conversion of the Notes or (ii) exercise of the SPA Warrants, (iii) issuance or conversion of the senior secured convertible notes in an aggregate principal amount of $10,000,000 (as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the “May 2005 Notes”), dated May 31, 2005, issued by the Company pursuant to a Securities Purchase Agreement (as the same may be amended, restated, modified, or supplemented and in effect from time to time, the “May 2005 Agreement”), dated as of May 31, 2005, by and among the Company and the investors set forth therein (the “May 2005 Investors”), or (iv) issuance or exercise of any warrants (together with any warrants or other securities issued in exchange or substitution thereof or replacement thereof, and as any of the same may be amended, restated, modified, or supplemented and in effect from time to time), issued pursuant to the terms of the May 2005 Notes or the May 2005 Agreement. For purposes of this Warrant, “Qualifying Issuance” shall mean the issuance by the Company of Shares, Convertible Securities or Options, or any combination thereof (other than the issuances set forth in the May 2005 Agreement) (A) which is consummated after May 31, 2005 and prior to January 1, 2006, (B) which is for gross proceeds, which, when added to the gross proceeds from all prior or concurrent Qualifying Issuances (including Qualifying Issuances consummated on or prior to the

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Warrant Date), does not exceed $20,000,000 in the aggregate, (C) which includes the issuance, or deemed issuance of Shares, (each as determined through the application of subsections (A), (B), (C), (D), (E) and (F) of Section 2(f)(i) of the Notes), at a net price per share of not less than $1.55 (subject to adjustment for stock splits, stock dividends, stock combination and other similar transactions after May 31, 2005), (D) which does not include securities which have or may have a Variable Price (as defined in Section 2(f)(iii) of the Notes), provided that, for purposes of this definition of “Qualifying Issuance,” a Variable Price shall not include customary anti-dilution provisions no more favorable to the holders of such securities than contained in Section 2(f)(i) of each of the Notes, (E) the proceeds of which are used by the Company solely for the drilling and production of the Company’s and its Subsidiaries’ hydrocarbon properties in which the May 2005 Investors were granted overriding royalty interests pursuant to the Conveyances of Overriding Royalty Interest (the “Conveyances of Overriding Royalty Interest”), dated as of May 31, 2005, from the Company and its Subsidiaries to the May 2005 Investors, (F) at a time at which the Conveyances of Overriding Royalty Interest are in full force and effect, and the Company and its Subsidiaries are in compliance with, and have not breached, the Conveyances of Overriding Royalty Interests, and (G) subsequent to which the Company fully complies with its obligations under Section 4(g) of the May 2005 Agreement.

5.             Avoidance of Doubt. The parties hereto hereby agree, for the avoidance of doubt, that (a) the phrase “for purposes of determining the Fixed Conversion Price under this Section 2(f)(i)” at the beginning of the second sentence of Section 2(f)(i) of each of the 2004 Notes shall mean for all purposes of Section 2(f) of such 2004 Notes, including for purposes of determining whether the Company has issued or sold, or shall be deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Applicable Price (as defined in the 2004 Notes), and (b) the phrases “for purposes of determining the adjusted Warrant Exercise Price under Section 9(a) above” and “for purposes of determining the adjusted Warrant Exercise Price under Sections 9(a) and 9(b) above” at the beginning of Sections 9(b) and 9(c), respectively, of each of the 2004 Warrants, shall mean for all purposes of Section 9 of such 2004 Warrant, including for purposes of determining whether the Company has issued or sold, or shall be deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Applicable Price (as defined in the 2004 Warrants), and each of the parties hereto agrees not to take any contrary positions.

6.             Assignments and Transfers. This Amendment and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

7.             Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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8.             Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

9.             GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

10.           Electronic Transmission; Counterparts; Integration. This Amendment may be executed and delivered via facsimile, email or similar electronic transmission with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

GALAXY ENERGY CORPORATION:

By:_______________________________

Name:
Title

HFTP INVESTMENT L.L.C.

By: Promethean Asset Management L.L.C.

Its: Investment Manager

By:________________________________
Name:

Title:

GAIA OFFSHORE MASTER FUND, LTD.

By: Promethean Asset Management L.L.C.

Its:	Investment Manager

By:________________________________

Name:

Title:

CAERUS FUND LTD.

By: Promethean Asset Management L.L.C.

Its:	Investment Manager

By:________________________________

Name:

Title:

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AG DOMESTIC CONVERTIBLES, L.P.

By: AG Domestic Convertibles GP, L.L.C.

Its:	General Partner

By: Angelo, Gordon & Co., L.P.

Its: Managing Member

By:________________________________

Name:

Title:

AG OFFSHORE CONVERTIBLES, LTD.

By: Angelo, Gordon & Co., L.P.

Its:	Director

By:________________________________

Name:

Title:

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Schedule of Securities Holders

1.	HFTP Investment L.L.C.
c/o; Promethean Asset Management L.L.C.
750 Lexington Avenue 22nd Floor
New York, New York 10022
Attention: Robert J. Brantman
Telephone: (212) 702-5200
Facsimile: (212) 758-9620
Residence: Delaware

2.	Gaia Offshore Master Fund, Ltd.
c/o Promethean Asset Management L.L.C.
750 Lexington Avenue 22nd Floor
New York, New York 10022
	Attention:	Robert J. Brantman
Telephone: (212) 702-5200
Facsimile: (212) 758-9620
Residence: Cayman Islands

3.	Caerus Fund Ltd.
c/o Promethean Asset Management L.L.C.
750 Lexington Avenue 22nd Floor
New York, New York 10022
Attention: Robert J. Brantman
Telephone: (212) 702-5200
Facsimile: (212) 758-9620
Residence: Cayman Islands

4.	AG Domestic Convertibles, L.P.
c/o Angelo, Gordon & Co.
245 Park Avenue
New York, New York 10167
	Attention:	Gary I. Wolf
Telephone: (212) 692-2058
Facsimile: (212) 867-6449
Residence: Delaware

5.	AG Offshore Convertibles, Ltd.
c/o Angelo, Gordon & Co.
245 Park Avenue
New York, New York 10167
	Attention:	Gary I. Wolf
Telephone: (212) 692-2058
Facsimile: (212) 867-6449

Residence: British Virgin Islands

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